EXHIBIT 23.4

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated April 29, 1998 on United Pan-Europe Communications N.V. for the years ended December 31, 1997 and 1996 included in this Annual Report on Form 10-K, into previously filed Registration Statement File Nos. 33-81876, 33-87326 and 333-00226.


                                       ARTHUR ANDERSEN & CO.


Amstelveen, The Netherlands
May 25, 1998